Filed Pursuant to Rule 497
                                                            File Number 33-12470

                     The Life Insurance Company of Virginia
                      Life of Virginia Separate Account III


                       Supplement dated December 31, 1998
                         to Prospectus Dated May 1, 1998

On January 1, 1999, our new name will be GE Life and Annuity Assurance Company (GE Life & Annuity). Any reference in your prospectus to The Life Insurance Company of Virginia or Life of Virginia will now be referring to GE Life & Annuity. Please note, this change is solely a renaming of the company and will not affect your policy in any other way.


                              As of January 1, 1999
                      GE Life and Annuity Assurance Company
                             6610 West Broad Street
                               Richmond, VA 23230